Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2007

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

i. Basis of Presentation

I. Financial Highlights

II. Income Statements
a.	Consolidated Statements of Income - Quarterly
b.	Consolidated Segment Data
c.	Gross Premium Written by Segment by Line of Business
d.	Segment Consecutive Quarters

III. Balance Sheets
a.	Consolidated Balance Sheets
b.	Summary of Investment Portfolio Information
c.	Investment Portfolio Composition
d.	Investment Portfolio: Investment Performance
e.	Reinsurance Recoverable Analysis

IV. Loss Reserve Analysis
a.	Paid to Incurred Analysis
b.	Paid to Incurred Analysis by Segment
c.	Segment Consecutive Quarters

V. Share Analysis
a.	Earnings Per Common Share Analysis - As Reported
b.	Diluted Book Value Per Common Share Analysis - As-If Converted Method
c.	Diluted Book Value Per Common Share Analysis - Treasury Method

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•                     In January 2007, the Company announced a strategic reorganization of the AXIS Insurance segment to further strengthen its global operations.  As a result, the Company’s segment reporting has been modified effective January 1, 2007 to reflect the reorganization of AXIS Insurance.  The data presented in this supplement reflects the AXIS Insurance reorganization.  The Company will continue to report overall results based on its two operating segments: Insurance and Reinsurance.

•                     All financial information contained herein is unaudited, except for the consolidated balance sheets and statements of income relating to the years ended December 31, 2006, 2005 and 2004.

•                     Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•                     Return on average common equity (“ROACE”) is calculated by dividing the net income available to common shareholders for the period by the average common shareholders’ equity determined using the shareholders’ equity balances at the beginning and the end of the period.

•                     The debt to capitalization ratio is calculated by dividing the company’s senior notes by the total capital. Total capital represents the sum of equity (common equity and preferred equity) plus debt.

•                     Annualized effective investment yield is calculated by dividing the investment income generated by the average balance of invested assets.

•                     NM - Not meaningful; NR - Not reported; NA - Not applicable

REGULATION G

This investor financial supplement includes the presentation of dilutive book value per common share.  This item is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of diluted book value per common share to basic book value per common share  in accordance with Regulation G is included on page 18. Management has included this non-GAAP financial measure because it takes into account the effect of dilutive stock awards, and, therefore, we believe that this is a better measure of calculating shareholder returns than book value per share.

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties.  Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements.  These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.  A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission.  AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides worldwide coverage on property, marine, terrorism, aviation, political risk, professional, liability and accident & health lines of business.  These product lines are offered through wholesale brokers, retail brokers and managing general underwriters.

The property line of business provides physical damage and business interruption coverage for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Our marine line of business provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism provides coverage for physical damage and associated business interruption of an insured following an act of terrorism.

Our aviation line of business includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

The political risk line of business generally provides protection against sovereign default or sovereign actions resulting in impairment of cross-border investments for banks and major corporations. It also provides protection on structured credit based transactions where lenders seek to mitigate some of the non-payment risk of their borrowers.

The professional line of business primarily consists of coverage for directors’ and officers’ liability, errors and omissions liability and employment practices liability.

Our liability line of business primarily targets casualty risks in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

The accident & health line of business primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative reinsurance to insurance companies on a worldwide basis.  Treaty reinsurance contracts are contractual arrangements that provide for automatic reinsurance of a type or category of risk underwritten by our clients. Contracts can be written on an excess of loss basis or a pro rata basis, also known as proportional. Facultative reinsurance provides for all or a portion of the insurance provided by a single policy and each policy reinsured is individually negotiated. The product lines in this segment are catastrophe, property, professional liability, credit and bond, motor liability, liability and other.

The catastrophe book provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients which is principally property exposure. This business also consists of contracts covering non-property exposures, including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril.

The property line of business includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

The professional liability treaty reinsurance book covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

The credit and bond treaty reinsurance book consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

The motor liability reinsurance line of business provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

The liability reinsurance line of business provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

The other reinsurance line of business covers claims arising from aviation, engineering, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

	Quarter ended
	March 31,
	2007	2006	Change
HIGHLIGHTS
Gross premiums written	$1,302,622	$1,164,740	11.8%
Gross premiums written - Insurance	33.5%	37.5%	(4.0)%
Gross premiums written - Reinsurance	66.5%	62.5%	4.0%
Net premiums written	1,139,357	992,328	14.8%
Net premiums earned	$685,304	$633,594	8.2%
Net premiums earned - Insurance	46.0%	50.9%	(4.9)%
Net premiums earned - Reinsurance	54.0%	49.1%	4.9%
Net income available to common shareholders	$227,579	$195,185	16.6%
Reserve for losses and loss expenses	5,186,191	4,813,516	7.7%
Total shareholders’ equity	4,641,747	3,645,228	27.3%

PER COMMON SHARE AND COMMON SHARE DATA
Basic earnings per common share	$1.51	$1.31	15.5%
Diluted earnings per common share	$1.37	$1.19	15.2%
Weighted average common shares outstanding	150,433	149,314	0.7%
Diluted weighted average common shares outstanding	166,035	163,555	1.5%
Book value per common share	$27.54	$21.00	31.1%
Diluted book value per common share (if converted method)	$25.11	$19.72	27.3%

FINANCIAL RATIOS
ROACE, net income available to common shareholders [a]	22.6%	25.4%	(2.8)%
Net loss and loss expense ratio	57.3%	56.6%	0.7%
Acquisition cost ratio	14.3%	14.2%	0.1%
General and administrative expense ratio	9.1%	8.7%	0.4%
Combined ratio	80.7%	79.5%	1.2%

INVESTMENT DATA
Total assets	$14,612,437	$12,655,655	15.5%
Total cash and investments [b]	$9,966,443	$7,975,435	25.0%
Net investment income	125,280	93,568	33.9%
Investment income from other investments	25,310	13,405	88.8%
Realized investment gains (losses)	301	(10,929)	(102.8)%
Total return on invested assets [c]	1.5%	(1.0)%	2.5%
Annualized effective investment yield [d]	4.9%	4.5%	0.4%

[a]             Percentages presented are annualized for the period where applicable.

[b]             Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net payable for investments purchased.

[c]             In calculating total return, we include net investment income, net realized investment gains and losses and the change in unrealized gains and losses generated by our average investment portfolio.

[d]             For total cash and fixed maturities.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q1 2005

UNDERWRITING REVENUES
Gross premiums written	$1,302,622	$714,006	$734,910	$995,380	$1,164,740	$1,198,699
Premiums ceded	(163,265)	(143,800)	(128,997)	(174,648)	(172,412)	(136,628)
Net premiums written	1,139,357	570,206	605,913	820,732	992,328	1,062,071

Gross premiums earned	852,003	865,748	858,310	837,456	792,370	761,092
Ceded premiums amortized	(166,699)	(176,951)	(165,530)	(158,357)	(158,776)	(135,502)
Net premiums earned	685,304	688,797	692,780	679,099	633,594	625,590
Other insurance related income	1,940	1,027	804	438	624	(68)
Total underwriting revenues	687,244	689,824	693,584	679,537	634,218	625,522

UNDERWRITING EXPENSES
Net losses and loss expenses	392,797	329,257	365,958	371,982	358,658	344,290
Acquisition costs	98,139	91,808	103,615	101,832	89,704	91,301
General and administrative expenses	50,266	71,128	48,303	46,374	43,769	42,464
Total underwriting expenses	541,202	492,193	517,876	520,188	492,131	478,055

UNDERWRITING INCOME	146,042	197,631	175,708	159,349	142,087	147,467

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	125,280	123,082	98,787	91,663	93,568	52,758
Net realized gains (losses) on investments	301	(3,274)	(1,722)	(9,777)	(10,929)	(1,393)
Interest expense	(15,144)	(8,315)	(8,239)	(8,315)	(8,085)	(8,078)
Total other operating revenue	110,437	111,493	88,826	73,571	74,554	43,287

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	2,391	7,078	(2,738)	18,901	9,264	(23,418)
Corporate expenses [a]	(12,340)	(15,730)	(20,167)	(11,283)	(11,642)	(11,838)
Total other (expenses) revenue	(9,949)	(8,652)	(22,905)	7,618	(2,378)	(35,256)
INCOME BEFORE INCOME TAXES	246,530	300,472	241,629	240,538	214,263	155,498
Income tax expense	(9,747)	(10,302)	(6,181)	(7,912)	(9,447)	(3,699)
NET INCOME	$236,783	$290,170	$235,448	$232,626	$204,816	$151,799
Preferred share dividends	(9,204)	(9,212)	(9,226)	(9,226)	(9,631)	—
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$227,579	$280,958	$226,222	$223,400	$195,185	$151,799
COMPREHENSIVE INCOME	$259,296	$300,205	$347,354	$200,285	$148,376	$89,490

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	57.3%	47.8%	52.8%	54.8%	56.6%	55.0%
Acquisition cost ratio	14.3%	13.3%	15.0%	15.0%	14.2%	14.6%
General and administrative expense ratio [a]	9.1%	12.6%	9.9%	8.5%	8.7%	8.7%
Combined ratio	80.7%	73.7%	77.7%	78.3%	79.5%	78.3%

Weighted average basic shares outstanding	150,433	150,006	149,884	149,765	149,314	146,636
Weighted average diluted shares outstanding	166,035	165,986	164,701	163,325	163,555	160,430

Basic earnings per common share	$1.51	$1.87	$1.51	$1.49	$1.31	$1.04
Diluted earnings per common share	$1.37	$1.69	$1.37	$1.37	$1.19	$0.95
ROACE [b]	22.6%	29.8%	26.0%	27.6%	25.4%	19.6%

[a]             Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b]             Percentages persented are annualized for the period.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended March 31, 2007			Quarter ended March 31, 2006
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$436,488	$866,134	$1,302,622	$437,050	$727,690	$1,164,740
Net premiums written	282,046	857,311	1,139,357	275,150	717,178	992,328

Gross premiums earned	478,842	373,161	852,003	478,502	313,868	792,370
Ceded premiums amortized	(163,910)	(2,789)	(166,699)	(155,789)	(2,987)	(158,776)
Net premiums earned	314,932	370,372	685,304	322,713	310,881	633,594
Other insurance related income	767	1,173	1,940	624	—	624
Total underwriting revenues	315,699	371,545	687,244	323,337	310,881	634,218

UNDERWRITING EXPENSES
Net losses and loss expenses	185,952	206,845	392,797	156,170	202,488	358,658
Acquisition costs	35,348	62,791	98,139	37,456	52,248	89,704
General and administrative expenses	35,523	14,743	50,266	33,055	10,714	43,769
Total underwriting expenses	256,823	284,379	541,202	226,681	265,450	492,131

UNDERWRITING INCOME	$58,876	$87,166	$146,042	$96,656	$45,431	$142,087

KEY RATIOS
Net loss and loss expense ratio	59.0%	55.8%	57.3%	48.4%	65.1%	56.6%
Acquisition cost ratio	11.2%	17.0%	14.3%	11.6%	16.8%	14.2%
General and administrative expense ratio	11.3%	4.0%	7.3%	10.2%	3.4%	6.9%
Corporate expense ratio			1.8%			1.8%
Combined ratio	81.5%	76.8%	80.7%	70.2%	85.3%	79.5%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q1 2005
INSURANCE SEGMENT

Property	$138,396	$166,109	$145,334	$201,330	$128,471	$106,393
Marine	77,892	32,790	54,904	81,326	73,739	81,539
Terrorism	12,787	19,751	18,454	27,214	16,420	21,806
Aviation & aerospace	16,140	33,639	15,384	25,175	39,194	64,780
Political risk	28,977	88,877	35,955	70,747	14,050	25,591
Professional lines	97,325	135,947	112,469	151,557	93,780	66,018
Casualty	53,483	67,986	57,559	67,265	61,163	62,107
Accident & health	11,488	5,597	13,057	4,991	10,233	1,015

TOTAL INSURANCE SEGMENT	$436,488	$550,696	$453,116	$629,605	$437,050	$429,249

REINSURANCE SEGMENT
Catastrophe	$244,125	$17,404	$100,759	$118,432	$227,501	$267,798
Property	147,159	79,096	53,933	103,953	101,580	145,818
Professional lines	88,426	48,214	49,431	83,348	93,442	87,336
Credit and bond	104,119	3,284	1,889	3,008	89,483	94,630
Motor	81,131	2,961	5,896	7,985	67,329	72,041
Liability	145,929	6,996	48,640	35,863	113,120	90,649
Other	55,245	5,355	21,246	13,186	35,235	11,178

TOTAL REINSURANCE SEGMENT	$866,134	$163,310	$281,794	$365,775	$727,690	$769,450

TOTAL	$1,302,622	$714,006	$734,910	$995,380	$1,164,740	$1,198,699

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q1 2005
UNDERWRITING REVENUES
Gross premiums written	$436,488	$550,696	$453,116	$629,605	$437,050	$429,249
Net premiums written	282,046	406,605	323,618	455,026	275,150	294,662
Gross premiums earned	$478,842	$507,546	$490,150	$479,769	$478,502	$454,053
Ceded premiums amortized	(163,910)	(175,771)	(162,449)	(156,198)	(155,789)	(130,694)
Net premiums earned	314,932	331,775	327,701	323,571	322,713	323,359
Other insurance related income	767	284	412	438	624	(218)
Total underwriting revenues	315,699	332,059	328,113	324,009	323,337	323,141

UNDERWRITING EXPENSES
Net losses and loss expenses	185,952	150,449	182,280	147,785	156,170	137,613
Acquisition costs	35,348	34,996	40,796	38,754	37,456	36,126
General and administrative expenses	35,523	51,847	36,141	34,873	33,055	30,163
Total underwriting expenses	256,823	237,292	259,217	221,412	226,681	203,902

UNDERWRITING INCOME	$58,876	$94,767	$68,896	$102,597	$96,656	$119,239

KEY RATIOS
Net loss and loss expense ratio	59.0%	45.3%	55.6%	45.7%	48.4%	42.6%
Acquisition cost ratio	11.2%	10.5%	12.4%	12.0%	11.6%	11.2%
General and administrative expense ratio	11.3%	15.6%	11.0%	10.8%	10.2%	9.3%
Combined ratio	81.5%	71.4%	79.0%	68.5%	70.2%	63.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q1 2005
UNDERWRITING REVENUES
Gross premiums written	$866,134	$163,310	$281,794	$365,775	$727,690	$769,450
Net premiums written	857,311	163,601	282,295	365,706	717,178	767,409
Gross premiums earned	$373,161	$358,202	$368,160	$357,687	$313,868	$307,039
Ceded premiums amortized	(2,789)	(1,180)	(3,081)	(2,159)	(2,987)	(4,808)
Net premiums earned	370,372	357,022	365,079	355,528	310,881	302,231
Other insurance related income	1,173	743	392	—	—	150
Total underwriting revenues	371,545	357,765	365,471	355,528	310,881	302,381

UNDERWRITING EXPENSES
Net losses and loss expenses	206,845	178,808	183,678	224,197	202,488	206,677
Acquisition costs	62,791	56,812	62,819	63,078	52,248	55,175
General and administrative expenses	14,743	19,281	12,162	11,501	10,714	12,301
Total underwriting expenses	284,379	254,901	258,659	298,776	265,450	274,153

UNDERWRITING INCOME	$87,166	$102,864	$106,812	$56,752	$45,431	$28,228

KEY RATIOS
Net loss and loss expense ratio	55.8%	50.1%	50.3%	63.1%	65.1%	68.4%
Acquisition cost ratio	17.0%	15.9%	17.2%	17.7%	16.8%	18.3%
General and administrative expense ratio	4.0%	5.4%	3.3%	3.2%	3.4%	4.1%
Combined ratio	76.8%	71.4%	70.8%	84.0%	85.3%	90.8%

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$6,805,333	$6,532,723	$6,523,009	$6,009,431	$6,047,556
Other investments, at fair value	1,094,828	1,130,664	714,381	627,721	543,866
Total investments	7,900,161	7,663,387	7,237,390	6,637,152	6,591,422
Cash and cash equivalents	2,090,834	1,989,287	1,640,914	1,615,448	1,511,619
Accrued interest receivable	68,056	76,967	65,235	68,381	58,602
Insurance and reinsurance premium balances receivable	1,507,855	1,125,822	1,233,125	1,409,988	1,316,318
Reinsurance recoverable balances	1,307,609	1,293,660	1,315,395	1,271,452	1,456,560
Reinsurance recoverable balances on paid losses	94,284	65,494	49,287	121,091	18,946
Deferred acquisition costs	345,904	251,799	272,110	290,627	266,566
Prepaid reinsurance premiums	238,359	241,821	274,972	309,881	295,215
Securities lending collateral	895,832	794,149	1,010,846	909,807	984,847
Goodwill and intangible assets	28,786	29,041	34,543	35,500	36,056
Other assets	134,757	133,860	120,385	129,723	119,504
TOTAL ASSETS	$14,612,437	$13,665,287	$13,254,202	$12,799,050	$12,655,655

LIABILITIES
Reserve for losses and loss expenses	$5,186,191	$5,015,113	$4,995,074	$4,835,161	$4,813,516
Unearned premiums	2,466,213	2,015,556	2,167,364	2,289,140	2,132,841
Insurance and reinsurance balances payable	286,068	294,374	287,445	333,547	311,933
Securities lending payable	893,692	791,744	1,006,806	904,974	982,499
Senior notes	499,180	499,144	499,127	499,100	499,073
Liability under repurchase agreement	400,000	400,000	—	—	—
Net payable for investments purchased	92,608	62,185	47,781	43,012	186,208
Other liabilities	146,738	174,524	109,656	75,393	84,357
TOTAL LIABILITIES	9,970,690	9,252,640	9,113,253	8,980,327	9,010,427

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000
Common shares	1,880	1,875	1,875	1,873	1,872
Additional paid-in capital	1,936,518	1,929,406	1,923,169	1,913,566	1,905,604
Accumulated other comprehensive loss	(22,125)	(44,638)	(54,673)	(166,580)	(134,238)
Retained earnings	2,225,474	2,026,004	1,770,578	1,569,864	1,371,990
TOTAL SHAREHOLDERS’ EQUITY	4,641,747	4,412,647	4,140,949	3,818,723	3,645,228

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,612,437	$13,665,287	$13,254,202	$12,799,050	$12,655,655

Book value per common share	$27.54	$26.09	$24.27	$22.15	$21.00

Debt (Senior notes) to total capitalization	9.7%	10.2%	10.8%	11.6%	12.0%

Debt plus preferred shares to total capitalization	19.4%	20.3%	21.5%	23.1%	24.1%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of March 31, 2007

	Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency securities	$1,201,988	$4,385	$(11,684)	$1,194,689	12.1%
Non U.S. government securities	162,396	9,364	(2,740)	169,020	1.7%
Corporate debt securities	1,461,389	9,865	(6,893)	1,464,361	14.8%
Mortgage-backed securities	3,009,025	11,994	(30,569)	2,990,450	30.2%
Asset-backed securities	593,209	1,223	(1,468)	592,964	6.0%
Municipals	346,359	939	(1,919)	345,379	3.5%
Mortgage derivatives [a]	48,612	—	(142)	48,470	0.5%
Total Fixed Maturities	$6,822,978	$37,770	$(55,415)	$6,805,333	68.8%
Cash, net of unsettled trades	935,286	—	—	935,286	9.4%
Total Invested Assets	$7,758,264	$37,770	$(55,415)	$7,740,619	78.2%
Operating Cash Balances	1,062,938	—	—	1,062,938	10.7%
Total Cash and Fixed Maturities	$8,821,202	$37,770	$(55,415)	$8,803,557	88.9%
Other Investments				1,094,828	11.1%
Total Cash and Investments				$9,898,385	100.0%

CREDIT QUALITY OF FIXED MATURITIES

	Fair Value	Percentage
AAA	$5,224,855	76.8%
AA	377,922	5.5%
A	469,149	6.9%
BBB	733,407	10.8%
Total	$6,805,333	100.0%

MATURITY PROFILE OF FIXED MATURITIES

	Fair Value	Percentage
Within one year	$ 496,421	7.3%
From one to five years	1,741,576	25.6
From five to ten years	791,107	11.6%
Above ten years	144,,345	2.1%
Asset-backed and mortgage-backed securities	3,631,884	53.4%
Total	$ 6,805,333	100.0%

OTHER INVESTMENTS

	Cost	Fair Value	Percentage
Life settlement contracts	$377,767	$378,400	34.5%
Fund of hedge funds	215,000	245,375	22.4%
Collateralized loan obligations	254,167	233,091	21.3%
Credit funds	142,375	163,847	15.0%
Short duration high yield fund	65,000	74,115	6.8%
Total	$1,054,309	$1,094,828	100.0%

[a] Reflects securities classified as mortgage derivatives under FAS 149. Unrealized gains/losses on these securities are recorded as realized gains/losses on the statement of operations.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
TYPE OF INVESTMENT	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency securities	12.1%	12.3%	14.7%	16.9%	18.6%
Non U.S. government securities	1.7%	1.6%	1.7%	1.7%	1.2%
Corporate debt securities	14.8%	14.8%	14.4%	15.3%	16.1%
Mortgage-backed securities	30.2%	29.9%	31.3%	29.7%	29.0%
Asset-backed securities	6.0%	5.6%	5.4%	4.6%	4.4%
Municipals	3.5%	3.9%	6.1%	4.5%	4.9%
Mortgage derivatives	0.5%	—	0.3%	0.5%	2.2%
Total Fixed Maturities	68.8%	68.1%	73.9%	73.2%	76.4%
Cash, net of unsettled trades	9.4%	8.5%	3.8%	2.1%	1.7%
Total Invested Assets	78.2%	76.6%	77.7%	75.3%	78.1%
Operating Cash Balances	10.7%	11.6%	14.2%	17.1%	15.0%
Total Cash and Fixed Maturities	88.9%	88.2%	91.9%	92.4%	93.1%
Other Investments	11.1%	11.8%	8.1%	7.6%	6.9%
Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
AAA	76.8%	79.3%	77.6%	78.2%	78.2%
AA	5.5%	4.8%	4.6%	4.5%	3.3%
A	6.9%	7.3%	9.7%	8.8%	9.8%
BBB	10.8%	8.6%	8.1%	8.5%	8.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	7.3%	8.0%	5.7%	5.6%	6.5%
From one to five years	25.6%	24.6%	26.8%	30.7%	31.3%
From five to ten years	11.6%	13.0%	13.2%	13.5%	12.3%
Above ten years	2.1%	2.2%	4.3%	2.7%	3.3%
Asset-backed and mortgage-backed securities	53.4%	52.2%	50.0%	47.5%	46.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES				As of or for the quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
Annualized effective yield of invested assets	4.9%	4.8%	4.8%	4.8%	5.1%
Yield to maturity of invested assets	5.5%	5.1%	5.1%	5.4%	5.1%
Average duration of invested assets	3.1 yrs	3.0 yrs	3.1 yrs	3.3 yrs	3.2 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AAA

AXIS Capital Holdings Limited
INVESTMENT PERFORMANCE

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006

Aggregate AXIS Capital Invested Assets	1.47%	1.21%	3.11%	0.29%	(0.08)%
Composite Benchmark [a]	1.46%	1.17%	3.17%	0.18%	(0.20)%
	0.01%	0.04%	(0.06)%	0.11%	0.12%
Individual portfolios

Total return liquidity portfolio	1.32%	1.18%	1.95%	0.88%	0.64%
Merrill Lynch 1-3 year Treasury Index	1.41%	0.98%	1.96%	0.64%	0.39%
	(0.09)%	0.20%	(0.01)%	0.24%	0.25%

Total return intermediate duration portfolios	1.57%	1.31%	3.33%	0.28%	(0.17)%
Customized benchmark [b]	1.58%	1.26%	3.42%	0.12%	(0.26)%
	(0.01)%	0.05%	(0.09)%	0.16%	0.09%

Total return long duration portfolios [c]	n/a	1.49%	3.88%	(0.02)%	(0.59)%
Customized benchmark [b]	n/a	1.45%	3.81%	(0.08)%	(0.64)%
		0.04%	0.07%	0.06%	0.05%

Total return U.S. combined portfolios	1.51%	1.07%	3.22%	0.08%	(0.06)%
Customized benchmark [b]	1.41%	1.13%	3.26%	0.15%	(0.18)%
	0.10%	(0.06)%	(0.04)%	(0.07)%	0.12%

Total return Euro portfolio	0.59%	0.22%	1.67%	(0.04)%	(0.59)%
Merrill Lynch 1-7 year EMU Gov’t Index	0.71%	0.01%	1.43%	0.10%	(0.76)%
	(0.12)%	0.21%	0.24%	(0.14)%	0.17%

[a]             The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.

[b]             The benchmarks are customized to reflect the desired duration and composition of the portfolio.   Benchmarks may be adjusted frequently.

[c]             The assets in the long duration portfolio were transitioned to an intermediate portfolio and measured against the intermediate benchmark as of January 1st, 2007.

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006

Reinsurance recoverable on paid losses and loss expenses:
Insurance	75,233	46,442	27,065	85,473	52,934
Reinsurance	19,051	19,052	22,222	35,619	75,368
Total	$94,284	$65,494	$49,287	$121,092	$128,302

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	586,485	661,211	677,279	703,357	784,470
Reinsurance	—	—	—	—	—
Total	$586,485	$661,211	$677,279	$703,357	$784,470

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	734,041	647,022	635,202	565,697	561,712
Reinsurance	21,081	19,425	18,137	17,620	16,245
Total	$755,122	$666,447	$653,339	$583,317	$577,957

Provision against reinsurance recoverables:
Insurance	(19,944)	(19,944)	(794)	(2,604)	(2,604)
Reinsurance	(14,054)	(14,054)	(14,429)	(12,619)	(12,619)
Total	$(33,998)	$(33,998)	$(15,223)	$(15,223)	$(15,223)

Net reinsurance recoverables:
Insurance	1,375,815	1,334,731	1,338,752	1,351,923	1,396,512
Reinsurance	26,078	24,423	25,930	40,620	78,994
Total	$1,401,893	$1,359,154	$1,364,682	$1,392,543	$1,475,506

Consolidated Reinsurance Recoverable

	March 31, 2007
						Provision
						against Reinsurance
	Gross		Gross Recoverable Net of		Provision against Reinsurance	Recoverable as % of Gross	Net
Categories	Recoverable	Collateral	Collateral	% of Total	Recoverables	Recoverable	Recoverable
Top 10 reinsurers	$928,504	$(84,930)	$843,574	65.7%	$(28,796)	3.1%	$899,708
Other reinsurers balances > $20 million	144,419	—	144,419	11.2%	(1,810)	1.3%	142,609
Other reinsurers balances < $20 million	362,968	(66,688)	296,280	23.1%	(3,392)	0.9%	359,576
Total	$1,435,891	$(151,618)	$1,284,272	100.0%	$(33,998)	5.3%	$1,401,893

At March 31, 2007, 97.1% (December 31, 2006: 96.0%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total
Swiss Reinsurance America Corporation	18.4%
Transatlantic Reinsurance Co.	7.8%
Partner Reinsurance Co of US	7.0%
Allianz Marine & Aviation Versicherungs	6.6%
XL Reinsurance America Inc	6.5%
Hannover Rueckversicherung AG	6.3%
Lloyd’s of London	5.1%
Berkley Insurance Company	3.7%
Endurance Reinsurance Corporation of America	2.3%
Muenchener Rueckversicherungs	2.0%
65.7%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2007			Quarter ended March 31, 2006
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$5,015,113	$(1,359,154)	$3,655,959	$4,743,338	$(1,518,110)	$3,225,228
Incurred	480,265	(87,468)	392,797	412,010	(53,352)	358,658
Paid	(312,344)	44,729	(267,615)	(340,940)	95,956	(244,984)
Foreign exchange loss	3,157	—	3,157	(892)	—	(892)
End of period [a]	$5,186,191	$(1,401,893)	$3,784,298	$4,813,516	$(1,475,506)	$3,338,010
Paid to incurred percentage	65.0%	51.1%	68.1%	82.8%	179.9%	68.3%

[a] As at March 31, 2007, the gross reserve for losses and loss expenses included IBNR of $3,484.0 million, or 67.2%, of total gross reserves for loss and loss expenses. As at March 31, 2006, the comparable amount was $2,738.5 million, or 56.9%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS BY SEGMENT
TOTAL

	Quarter ended March 31, 2007			Quarter ended March 31, 2006
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$181,854	$130,490	$312,344	$189,531	$151,409	$340,940
Reinsurance recoveries received	(44,729)	—	(44,729)	(87,081)	(8,875)	(95,956)
Net losses paid	137,125	130,490	267,615	102,450	142,534	244,984
Change in:
Reported case reserves	(81,327)	(50,972)	(132,299)	(46,694)	91,098	44,404
IBNR	171,237	128,983	300,220	69,534	(42,867)	26,667
Reinsurance recoveries on unpaid loss and loss expense reserves	(41,084)	(1,655)	(42,739)	30,880	11,723	42,603
TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$185,951	$206,846	$392,797	$156,170	$202,488	$358,658
Gross reserve for losses and loss expenses	$3,260,711	$1,925,480	$5,186,191	$3,087,144	$1,726,372	$4,813,516
Prior years favorable reserve development	$28,727	$37,237	$65,964	$65,947	$(4,877)	$61,070
Key Ratios
Net paid to net incurred percentage	73.7%	63.1%	68.1%	65.6%	70.4%	68.3%
Net paid losses / Net premiums earned	43.5%	35.2%	39.0%	31.7%	45.8%	38.7%
Change in net loss and loss expense reserves / Net premiums earned	15.5%	20.6%	18.3%	16.6%	19.3%	17.9%
Net loss and loss expense ratio	59.0%	55.8%	57.3%	48.4%	65.1%	56.6%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS
INSURANCE

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006

Gross losses paid	$181,854	$210,172	$163,642	$263,846	$189,531
Reinsurance recoveries received	(44,729)	(80,865)	(117,506)	(100,001)	(87,081)
Net losses paid	137,125	129,307	46,136	163,845	102,450

Change in:
Reported case reserves	(81,327)	(14,096)	(30,212)	(84,982)	(46,694)
IBNR	171,237	31,217	153,183	24,336	69,534
Reinsurance recoveries on unpaid loss and loss expense reserves	(41,084)	4,021	13,173	44,586	30,880

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$185,951	$150,449	$182,280	$147,785	$156,170

Gross reserve for losses and loss expenses	$3,260,711	$3,171,746	$3,152,082	$3,028,932	$3,087,144

Prior years favorable reserve development	$28,727	$15,459	$27,940	$58,186	$65,947

Key Ratios

Net paid to net incurred percentage	73.7%	85.9%	25.3%	110.9%	65.6%

Net paid losses / Net premiums earned	43.5%	39.0%	14.1%	50.6%	31.7%
Change in Net loss and loss expense reserves / Net premiums earned	15.5%	6.3%	41.5%	-4.9%	16.7%
Net loss and loss expense ratio	59.0%	45.3%	55.6%	45.7%	48.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS
REINSURANCE

	Quarter ended
	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006

Gross losses paid	$130,490	$189,958	$147,766	$155,835	$151,409
Reinsurance recoveries received	—	(2,376)	(15,000)	(41,750)	(8,875)
Net losses paid	130,490	187,582	132,766	114,085	142,534

Change in:
Reported case reserves	(50,972)	(94,506)	(23,293)	(21,107)	91,098
IBNR	128,983	84,225	59,517	92,842	(42,867)
Reinsurance recoveries on unpaid loss and loss expense reserves	(1,655)	1,507	14,688	38,377	11,723

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$206,846	$178,808	$183,678	$224,197	$202,488

Reserve for losses and loss expenses	$1,925,480	$1,843,367	$1,842,992	$1,806,229	$1,726,372

Prior years favorable (adverse) reserve development	$37,237	$18,971	$28,626	$6,284	$(4,877)

Key Ratios

Net paid to net incurred percentage	63.1%	104.9%	72.3%	50.9%	70.4%

Net paid losses / Net premiums earned	35.2%	52.5%	36.4%	32.1%	45.8%
Change in Net loss and loss expense reserves / Net premiums earned	20.6%	(2.4)%	13.9%	31.0%	19.3%
Net loss and loss expense ratio	55.8%	50.1%	50.3%	63.1%	65.1%

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended
	March 31,
	2007	2006

Net income available to common shareholders	$227,579	$195,185

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding	150,433	149,314

Dilutive share equivalents:
Warrants	12,384	11,634
Options	2,192	2,032
Restricted stock	1,026	574
Diluted weighted average common shares outstanding	166,035	163,554

EARNINGS PER COMMON SHARE
Basic	$1.51	$1.31
Diluted	$1.37	$1.19

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION
DILUTED BOOK VALUE PER COMMON SHARE - IF CONVERTED METHOD

	As at
	March 31, 2007	December 31, 2006

AS-IF CONVERTED METHOD [a]

Shareholders’ equity	$4,641,747	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	4,141,747	3,912,647
Basic common shares outstanding	150,417	149,982
Book value per common share	$27.54	$26.09
Diluted book value on an “as if converted basis”
Common shareholders’ equity	$4,141,747	$3,912,647
add in:
proceeds on exercise of options	94,835	96,485
proceeds on exercise of warrants	244,363	244,363
Adjusted shareholders’ equity	4,480,945	4,253,495

As if converted diluted shares outstanding
Common shares outstanding	150,417	149,982
add in:
exercise of warrants [b]	19,652	19,644
exercise of options [c]	5,058	5,147
vested phantom stock units	55	46
vesting of restricted stock	3,273	2,229
Diluted common shares outstanding	178,455	177,048

Diluted book value per common share	$25.11	$24.02

Diluted book value, excluding accumulated other comprehensive loss

As if converted common shareholders’ equity	$4,480,945	$4,251,821
Add: accumulated other comprehensive loss	22,125	44,638
As if converted shareholders’ equity excluding accumulated other comprehensive loss	$4,503,070	$4,296,459

Diluted common shares outstanding	178,455	177,048
Diluted book value excluding accumulated other comprehensive loss - “as if converted method”	$25.23	$24.27

[a]             This method assumes that proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]             The weighted average exercise price per share at March 31, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

[c]             The weighted average exercise price per share at March 31, 2007 and December 31, 2006 was $18.75.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD

	As at
	March 31, 2007	December 31, 2006
TREASURY STOCK METHOD [a]
Closing price per share	$33.86	$33.37
Shareholders’ equity	$4,641,747	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	$4,141,747	$3,912,647
Basic common shares outstanding	150,417	149,982
Book value per common share	$27.54	$26.09
Diluted book value on an “treasury stock method”
Common shareholders’ equity	$4,141,747	$3,912,647
Basic common shares outstanding	150,417	149,982
add in:
warrants outstanding [b]	19,652	19,644
options outstanding [c]	5,058	5,147
restricted stock outstanding	3,273	2,229
phantom stock units	55	46
less:
warrants bought back via treasury method	(7,217)	(7,323)
options bought back via treasury method	(2,801)	(2,892)
Diluted common shares outstanding	168,437	166,833
Diluted book value per common share	$24.59	$23.45
Diluted book value, excluding accumulated other comprehensive loss
Common shareholders’ equity	4,141,747	3,912,647
Add: accumulated other comprehensive loss	22,125	44,638
Shareholders’ equity excluding accumulated other comprehensive loss	4,163,872	3,957,285
Diluted shares outstanding—“treasury stock method”	168,437	166,833
Diluted book value excluding other accumulated comprehensive loss—“treasury stock method”	$24.72	$23.71

[a] This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase the Company’s common shares at the closing market price.  Unvested restricted stock is also added to determine the diluted common shares outstanding.

[b] The weighted average exercise price per share at March 31, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

[c] The weighted average exercise price per share at March 31, 2007 and December 31, 2006 was $18.75.